Segmented information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segmented information	Segmented information
The Company manages its operations as one business segment over a single network that spans vast geographic distances and territories, with operations in Canada and the U.S. and the company determined that there is one reportable segment. Financial information reported at this level is used by the Company's chief operating decision-maker (CODM) identified as the Company's President and Chief Executive Officer, in evaluating financial and operational performance.

The Company's strategic initiatives, which drive its operational direction, are developed and managed centrally by management and are communicated to its regional activity centers (the Western Region, Eastern Region and U.S. Region). The Company's management is responsible for, among others, CN's marketing strategy, the management of large customer accounts, overall planning and control of infrastructure and rolling stock, the allocation of resources, and other functions such as financial planning, accounting and treasury.

The role of each region is to manage the day-to-day service requirements within their respective territories and control direct costs incurred locally. Such cost control is required to ensure that pre-established efficiency standards set at the corporate level are met. The regions execute the overall corporate strategy and operating plan established by the Company's management, as the regions' management of throughput and control of direct costs does not serve as the platform for the Company's decision-making process. Approximately 86% of the Company's freight revenues are from national accounts for which freight traffic spans North America and touches various commodity groups. As a result, the Company does not manage revenues on a regional basis since a large number of the movements originate in one region and pass through and/or terminate in another region.

The regions also demonstrate common characteristics in each of the following areas:
•each region's sole business activity is the transportation of freight over the Company's extensive rail network;
•the regions service national accounts that extend over the Company's various commodity groups and across its rail network;
•the services offered by the Company stem predominantly from the transportation of freight by rail with the goal of optimizing the rail network as a whole; and
•the Company and its subsidiaries, not its regions, are subject to regulatory regimes in both Canada and the U.S.

For the years ended December 31, 2025, 2024, and 2023, no major customer accounted for more than 10% of total revenues and the largest freight customer represented less than 3% of total annual freight revenues.

Net income and diluted earnings per share (EPS), which are reported on the Company's Consolidated Statements of Income, are the profit measures reviewed by the CODM. These measures are used by the CODM to assess segment profitability, allocate resources across CN's network, benchmark performance against targets and industry standards, analyze trends for strategic planning and forecasting and communicating results to stakeholders.

Significant segment expenses regularly provided to the CODM and included within net income and EPS are the expense captions detailed in the Consolidated Statements of Income. The measure of segment assets is reported on the Consolidated Balance Sheets as Total assets. Segment property additions is reported on the Consolidated Statements of Cash Flows as Property additions.

Geographic information

In millions	Year ended December 31,	2025	2024	2023
Revenues
Canada		$12,104	$11,875	$11,570
U.S.		5,200	5,171	5,258
Total revenues		$17,304	$17,046	$16,828

In millions	As at December 31,	2025	2024
Long-lived assets
Canada		$28,133	$26,635
U.S.		21,455	21,810
Total long-lived assets (1)		$49,588	$48,445
(1)The Company defines long-lived assets as Properties and Operating lease right-of-use assets.